Note 12 - Subsequent Events	9 Months Ended
Sep. 30, 2015
Notes
Note 12 - Subsequent Events

NOTE 12 – Subsequent Events

On October 29, 2015, the Company agreed to authorize 20 shares of Series A Preferred Stock.  Each share of Series A Preferred Stock is to be convertible into 10,000,000 shares of WRAP common stock and is to be entitled to 20,000,000 votes.

On October 29, 2015, in consideration of Marco Alfonsi (chief executive officer of the Company) and McKenzie Webster Limited (an entity controlled by Rolv E. Heggenhaugen, chairman of the board of directors of the Company) agreeing to each retire 50,000,000 shares of WRAP common stock owned by them, the Company agreed to issue 5 shares  of Series A Preferred Stock each to Marco Alfonsi and McKenzie Webster Limited.

On October 29, 2015, the Company authorized the dissolution of Prosperity Systems, Inc., the Company's wholly owned subsidiary.

On November 16, 2015, the Company repaid the remaining $25,000 outstanding balance of the $50,000 Note dated August 20, 2015 (see Note 7).

On November 30, 2015, Prosperity Systems, Inc. sold its 50% interest in Stock Market Manager, Inc. to Endeavour Cooperative Partners, LLC for $39,000, payable via a promissory note from Endeavour with 3% interest and a five year maturity. Endeavour is affiliated with a Company’s director, Carl Dilley.

On or around November 30, 2015, the board of directors elected to increase Marco Alfonsi’s salary by $1,000 per month.

On or around December 30, 2015, the Company issued 150,000 shares of its common stock to the Michael T. Studer Family Trust is consideration for $15,000 worth of past services rendered by Michael Studer.